Exhibit 10.55

AMENDMENT #1 TO

OFFER LETTER OF EMPLOYMENT

This AMENDMENT #1 TO OFFER LETTER OF EMPLOYMENT (this “Amendment”) is made and entered into as of this 21st day of February 2017 (the “Effective Date”), by and between SeaWorld Entertainment, Inc., a Delaware corporation (the “Company”), and Denise L. Godreau (the “Executive”).

W I T N E S S E T H :

WHEREAS, the Company and Executive previously entered into the Offer Letter of Employment, dated as of December 28, 2016 (the “Offer Letter”);

WHEREAS, the Company and Executive wish to amend the Offer Letter in certain respects, effective as of the Effective Date; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved an amendment to the Offer Letter as set forth herein.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Company and Executive hereby agree as follows:

1.Amendment to the Relocation Expenses. Section 9 of the Offer Letter is hereby amended and restated in its entirety to read as  follows:

Relocation Expenses. To assist you with relocation, we offer relocation reimbursement and assistance as outlined in the Company’s executive relocation policy, as in effect from time to time (the “Relocation Policy”).  Notwithstanding the terms of the Relocation Policy, the Company will provide (a) temporary housing accommodations (as outlined in the Relocation Policy) for up to nine (9) months for a total cost not to exceed $40,500 and (b) Home Sale Assistance (as outlined in the Relocation Policy) for a home value of up to $2,000,000.

2.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Offer Letter shall remain in full force and effect.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Offer Letter other than as set forth herein.

3.Governing Law; Waiver of Jury Trial. THIS AMENDMENT IS GOVERNED BY AND IS TO BE CONSTRUED UNDER THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS.  EACH PARTY TO THIS AMENDMENT ALSO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY SUIT, ACTION, OR PROCEEDING UNDER OR IN CONNECTION WITH THIS AMENDMENT.

4.Counterparts.  This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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[Signatures to appear on the following pages.]

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first above written.

SEAWORLD ENTERTAINMENT, INC.

/s/ G. Anthony (Tony) Taylor
By: G. Anthony (Tony) Taylor
Title: Chief Legal Officer, General Counsel and Corporate Secretary

IN WITNESS WHEREOF, the Executive has executed this Amendment as of the date first above written.

EXECUTIVE

/s/ Denise L. Godreau
Denise L. Godreau